Exhibit 99.1

   First BanCorpInvestor PresentationNovember 2021

   Forward Looking Statements  This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Corporation’s future economic, operational and financial performance and can be identified by the words or phrases “expect,” “anticipate,” “intend,” “should,” “would,” “believe” and similar expressions. First BanCorp (the “Corporation”) cautions readers not to place undue reliance on such statements, which speak only as of the date made, and advises readers that various factors, including, but not limited to, the following could cause actual results to differ materially from those expressed in, or implied by, such statements: the severity, magnitude and duration of the COVID-19 pandemic, actions taken by governmental authorities in response thereto, and the impact of the pandemic on the Corporation’s business, operations, employees, credit quality, financial condition and net income; the Corporation’s ability to identify and prevent cyber-security incidents; risks associated with the Corporation’s recent acquisition of BSPR; uncertainty as to the ultimate outcomes of actions taken, or those that may be taken, by the Puerto Rico government, or the oversight board established by the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to address the Commonwealth of Puerto Rico’s financial problems; changes in economic and business conditions, including those caused by the COVID-19 pandemic or other global or regional health crises as well as past or future natural disasters, that directly or indirectly affect the financial health of the Corporation’s customer base; the impact of a slowing economy, increased unemployment or underemployment and the continued economic recession in Puerto Rico; uncertainty as to the availability of certain funding sources; the deteriorating weakness of the real estate markets and of the consumer and commercial sectors and their impact on the credit quality of the Corporation’s loans and other assets; the impact of changes in accounting standards or assumptions in applying those standards; the ability of FirstBank to realize the benefits of its net deferred tax assets; the ability of FirstBank to generate sufficient cash flow to make dividend payments to the Corporation; adverse changes in general economic conditions in Puerto Rico, the U.S., the U.S. Virgin Islands, and the British Virgin Islands, and disruptions in the U.S. capital markets; uncertainty related to the effect of the discontinuation of the London Interbank Offered Rate at the end of 2021; an adverse change in the Corporation’s ability to attract new clients and retain existing ones; the risk that additional portions of the unrealized losses in the Corporation’s investment portfolio are determined to be credit-related; uncertainty about legislative, tax or regulatory changes that affect financial services companies in Puerto Rico, the U.S., and the U.S. and British Virgin Islands; changes in the fiscal and monetary policies and regulations of the U.S. federal government and the Puerto Rico and other governments; the risk of possible failure or circumvention of the Corporation’s internal controls and procedures and the risk that the Corporation’s risk management policies may not be adequate; increased costs and losses or an adverse effect to our reputation; the risk that the FDIC may increase the deposit insurance premium and/or require special assessments to replenish its insurance fund, causing an additional increase in the Corporation’s non-interest expenses; the impact of business acquisitions and dispositions; the impact of any of these uncertainties on the Corporation’s capital and declaration of dividends by the Corporation’s Board of Directors; uncertainty as to whether FirstBank will be able to continue to satisfy its regulators regarding, among other things, its asset quality, liquidity plans, maintenance of capital levels and compliance with applicable laws, regulations, and related requirements; and general competitive factors and industry consolidation. For a discussion of such uncertainties and risks to which the Corporation is subject, please refer to the Corporation’s annual report on Form 10-K for the year ended December 31, 2020, as well as its other filings with the Securities and Exchange Commission (the “SEC”). The Corporation does not undertake, and specifically disclaims any obligation, to update any forward-looking statements after the date of such statements, except as required by law.Non-GAAP Financial MeasuresIn addition to the Corporation’s financial information presented in accordance with GAAP, management uses certain “non-GAAP” financial measures” within the meaning of Regulation G promulgated by the SEC, to clarify and enhance understanding of past performance and prospects for the future. Please refer to pages 19-22 for a reconciliation of GAAP to non-GAAP measures and calculations for the quarter ended September 30, 2021.

   Investment Merits  Strong Market Position & Scalable Platform Fully integrated and expanded franchise with a strong market position in a consolidated market with opportunities for enhanced market penetration while serving over 675,000 customers  Fortress Balance Sheet Liquidity, reserve coverage, and capital levels remain among the highest in the banking industry with ample coverage to weather the impact of disruptions caused by the pandemic  Economic Recovery Underway Puerto Rico will continue to benefit from both pandemic relief and disaster recovery funding; over $48 billion in obligated funds are still pending to be disbursed over the next years   Value Driving Capital Allocator Capital ratios remain among the highest in the banking industry; increased common dividend to $0.10/share and completed $150 million in share repurchases as of Q3 2021  Strong Core Performance Pre-tax, pre-provision income for the nine-month period ended Q3 2021 increased 35% to $286.6 million when compared to the nine-month period ended Q3 2020  1  2  3  4  5

   Franchise Overview  Founded in Puerto Rico in 1948 Headquartered in San Juan, Puerto Rico (PR) with operations in PR, Eastern Caribbean (Virgin Islands) and Florida3,260 FTE employeesSecond largest financial holding company in Puerto Rico with attractive business mix and substantial loan market share in retail and commercial lending segmentsFlorida presence with focus on serving southeast Florida region (Miami-Dade and Broward counties)One of the largest depository institution in the US Virgin Islands with over 30% deposit market share  Full-Service Banking Franchise Across Three Operating Regions  Southeast Florida18% of Loan Portfolio10% of Total Deposits  Eastern Caribbean Region4% of Loan Portfolio12% of Total Deposits

# Franchise Highlights and Operating Environment

1 First BanCorp

## 1 Integration Progress

- Completed all remaining system conversions and integration of acquired operations; on track to meet efficiencies and synergies planned as part of the transaction including post-integration branch rationalization during Q4 2021
- Fully integrated organization with expanded sales capacity better positioned to grow market share
- Now our full dedication of resources will be geared towards growing the franchise and servicing our clients

## 2 Franchise Highlights

- Second largest market share among banks across all products and channels to better serve our clients and communities with ample opportunities for organic growth
- More clients adopting our digital experience; online banking users registered an organic increase of 12% during the quarter and approximately 40% of deposits were captured through digital and self-service channels
- Expanded digital functionalities include the ability to process mortgage, credit cards, and personal loan applications through our corporate portal and, on the commercial front, loan forgiveness requests by commercial PPP clients are also being processed through a self-service digital platform

## 3 Economic Activity

- Improvements in the economic backdrop within our operating markets continue to drive core performance metrics
  - Fully vaccinated rate in Puerto Rico of 81% among 12 years and older (highest vaccination rate in the US); overall business environment improving with payroll employment 12% higher than April 2020 and improved consumer confidence evidenced by rise in most indicators
  - Economic activity in South Florida continues to trend in a positive direction with passenger movement at MIA/FLL airports sequentially improving since February 2021 and unemployment levels trending down
  - Both pandemic and disaster relief funding continue to support economic activity in the USVI
- Commercial credit demand expected to gradually pick up during 2022 as the economy recovers and large-scale disaster relief-related projects begin to emerge

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   Fortress Balance Sheet    Ample liquidity to drive loan demand as economy continues reopening effortsStrong reserve coverage on a well-diversified loan portfolioCapital ratios remain among the highest in the banking sector; capital ratios remain well above regulatory “Well-Capitalized” guidelinesCapital deployment opportunities remain a priority  1) Peer group consists of U.S. banks with assets between $15 billion and $30 billion. Top quartile as of 2Q 2021 as per S&P Capital IQ.   2Q20  1Q20  3Q20  Top Quartile Peer  36.6%  4Q20  1Q21  2Q21  3Q21  24.0%  29.5%  31.9%  33.7%  43.9%  44.9%  35.9%  3.2%  3Q21  4Q20  3Q20  1Q20  1Q21  2Q20  Top Quartile Peer  2Q21  3.6%  3.3%  3.3%  1.3%  3.1%  2.9%  2.6%  1Q20  3Q20  2Q21  4Q20  2Q20  Top Quartile Peer  1Q21  21.6%  13.7%  21.5%  17.2%  17.3%  17.7%  17.3%  3Q21  17.6%  Cash & Investments to Assets  1  ACL to Total Loans HFI  2  Common Equity Tier-1 Ratio  3

   Puerto Rico Market Share      TOTAL LOANS  2ND      CORE DEPOSITS      1%  COMMERCIAL LENDING      AUTO & LEASING      2%  ATM TERMINALS (#)   2ND  2ND  2ND  2ND  BRANCHES      1%      PERSONAL LOANS      CREDIT CARDS ($)       1%  MONEY EXPRESS (<$5k)      ACH TRANSACTIONS (#)      POS TRANSACTIONS ($)   MORTGAGE ORIGINATIONS (QTD)          2ND  2ND  2ND  2ND  2ND  2ND  2ND        Peers Target  FirstBank  Remaining Gap to Achieve 30% Market Share Goal  Strategic Goal is to Achieve a Minimum of 30% Market Share Across all Business Segments and Products in Puerto Rico  Including Third Party Alliance

# Third Quarter 2021 Performance Highlights

1First BanCorp

| | |
|---|---|
| **Profitability** | ▪ Net income of $75.7 million ($0.36 per diluted share) compared to $70.6 million ($0.33 per diluted share) in Q2 2021<br>▪ On a non-GAAP basis, adjusted pre-tax, pre-provision income of $103.6 million, compared to $96.6 million in Q2 2021<br>▪ Net interest income remained relatively flat at $184.7 million, compared to $184.8 million in Q2 2021<br>▪ Provision for credit losses was a net benefit of $12.1 million ($7.6 million after-tax, or an increase of $0.04 per diluted share reflecting, among other things, improvements in the outlook of certain macroeconomic variables and lower residential and commercial mortgage loans outstanding |
| **Asset Quality** | ▪ Non-performing assets decreased by $83.2 million to $172.4 million as of Q3 2021, compared to $255.6 million as of Q2 2021 primarily driven by a bulk sale of $52.5 million of nonaccrual residential mortgage loans; NPAs stand at 0.81% of total assets<br>▪ The ratio of the ACL for loans and finance leases to total loans held for investment was 2.59% as of Q3 2021 (2.64% ex. PPP), compared to 2.85% as of Q2 2021; decrease was driven by the bulk sale of residential non-performing loans, as well as releases associated with improvements in macroeconomic factors |
| **Capital** | ▪ Continue to return capital to shareholders demonstrating the strength of our balance sheet and our commitment to increasing shareholder value<br>▪ Repurchased 4.2 million shares amounting to $50 million during Q3 2021<br>▪ Announced the redemption of $36.1 million of all outstanding preferred stock to be completed during Q4 2021<br>▪ Increased common stock dividend by 43% to $0.10 per share<br>▪ Ample capital position with Common Equity Tier-1 ratio of 17.6% as of Q3 2021 |

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# BALANCE SHEET METRICS
LOANS | DEPOSITS

## Loan Portfolio ($ in millions)



$9,405
$39
$2,295
$2,890
$178
$3,643
$360
2Q 2020
$11,896
$49
$2,572
$3,637
$191
$4,994
$453
3Q 2020
$11,828
$50
$2,610
$3,522
$213
$5,027
$406
4Q 2020
$11,698
$56
$2,656
$3,395
$191
$4,970
$430
1Q 2021
$11,421
$33
$2,718
$3,254
$177
$4,890
$349
2Q 2021
$11,171
$31
$2,806
$3,095
$170
$4,851
$218
3Q 2021
Loans HFS
Consumer
Residential
Construction
Commercial (Ex. PPP)
PPP

## Loan Originations ($ in millions)[1]



$963
$150
$115
$23
$675
2Q 2020
$1,054
$309
$190
$28
$527
3Q 2020
$1,603
$327
$175
$26
$1,075
4Q 2020
$1,339
$342
$164
$24
$809
1Q 2021
$1,278
$374
$157
$23
$724
2Q 2021
$1,201
$405
$147
$24
$624
3Q 2021
Consumer
Residential
Construction
Commercial

## Key Highlights

- Total loans decreased by $249.0 million to $11.2 billion as of Q3 2021; decrease consisted of reductions of $176.4 million in commercial and construction loans and $160.9 million in residential mortgage loans, partially offset by an $88.2 million increase in consumer loans
  - Decrease in commercial and construction loans reflects, among other things, the effect of the reduction of approximately $130.9 million in the carrying amount of Small Business Administration Paycheck Protection Program ("SBA PPP") loans
  - Decrease in residential mortgage loans included the effect of the $52.5 million bulk sale of nonaccrual loans
- Deposits (net of brokered) decreased by $58 million in 3Q 2021 to $17.63 billion, mainly driven by a $346 million reduction in public funds
  - Excluding brokered and government deposits, core deposits increased by $288.5 million to $14.1 billion as of Q3 2021

## Core Deposits ($ in Millions)[2]



$10,086
$1,218
$2,475
$2,851
$3,542
2Q 2020
$14,648
$2,116
$2,685
$4,592
$5,255
3Q 2020
$14,876
$2,087
$2,633
$4,742
$5,414
4Q 2020
$15,600
$2,339
$2,491
$5,138
$5,632
1Q 2021
$17,685
$3,866
$2,408
$5,474
$5,937
2Q 2021
$17,627
$3,520
$2,275
$5,708
$6,125
3Q 2021
Public Funds
CDs & IRAs
Commercial
Retail

(1) *Loan Originations include refinancing and renewals, as well as credit card utilization activity*
(2) *Core Deposits exclude brokered deposits*

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   Results of Operations

   Third Quarter HighlightsIncome Statement

THIRD QUARTER HIGHLIGHTS
PROFITABILITY DYNAMICS

1First BanCorp

## Net Interest Income ($ in millions)


$135.2
$148.7
$177.8
$176.3
$184.8
$184.7
4.22%
3.93%
3.95%
3.91%
3.81%
3.60%
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
Net Interest Income ($)
Net Interest Margin (GAAP %)

- Net interest income remained relatively flat at $184.7 million for Q3 2021, compared to $184.8 million for Q2 2021; variance reflects:
  - A $2.1 million increase in interest income on investment securities, mostly lower premium amortization
  - A $2.6 million increase in consumer loans interest income driven by increases in loan balances
  - A $4.8 million lower interest income on commercial loans resulting from reduced discount accretion on loans paid off and deferred interest recognized in the second quarter
  - A $1.2 million decrease in interest expense as a result of reductions in the average cost of deposits
- Net interest margin was 3.60% for Q3 2021, compared to 3.81% for Q2 2021; reduction driven by the increase in low-yielding interest-bearing cash balances and investment securities

## Non-Interest Income ($ in millions)


$20.9
$12.9
$3.7
$4.5
-$0.2
$29.9
$5.3
$11.7
$7.1
$5.8
$30.2
$14.5
$7.6
$8.3
-$0.2
$31.0
$15.4
$7.3
$8.3
$29.9
$14.7
$6.4
$8.8
$29.9
$15.2
$6.1
$8.7
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
Gain (Loss) on Investments
Mortgage Banking
Other
Service Charges on Deposits

- Non-interest income of $29.9 million for Q3 2021 remained relatively unchanged compared to Q2 2021 as the increase in fee income from credit and debit cards, ATMs, and point-of-sale ("POS") transactions was offset by decreases in revenues from mortgage banking activities and service charges on deposits

| 12

   Third Quarter HighlightsProfitability Dynamics    Non-Interest Expenses ($ in millions)    104  0  136  118  88  122  126  -2  116  82  124  84  100  92  86  112  90  108  96  110  98  102  94  114  132  128  130  106  120  134                                            1Q21  $1.1  $0.9  3Q20  2Q21  -$0.8  $2.3  $112.0  3Q21  $89.8  $134.8  $133.3  $130.1  $114.0  $117.6  $93.8  $0.6  $2.2  $107.5  2Q20  $3.0  $81.7  $1.0  $2.3  $1.1  $1.8  $119.6  4Q20  $1.2  $3.2  $117.1          Merger Related  Natural Disaster/Pandemic Related  Operating Expenses  Credit Related  Non-interest expenses decreased by $16.2 million to $114.0 million during Q3 2021, compared to $130.2 million in Q2 2021Total non-interest expenses in Q3 2021 included $2.3 million of merger costs, compared to $11.0 million in Q2 2021, as well as $0.6 million of COVID-19 pandemic-related expenses, compared to $1.1 million in Q2 2021Excluding merger and restructuring costs and covid related expenses, reduction was $6.9 million largely due to:A $2.1 million increase in net gains on sales of OREO properties, $0.8 million resulting from the sale of a $20.8 million commercial REO propertyA $2.3 million decrease in technology processing costs of the BSPR operations upon completion of system conversions A $1.2 million decrease in debit and credit card processing costs related to incentives and costs reimbursements associated with a processing agreement

# Third Quarter Highlights
## Asset Quality

### Non-Performing Assets ($ in Millions)



NPLs HFS
Repossessed Assets and Other
Loans HFI
NPAs/Assets
$735
$8
$145
6.2%
$582
$651
$8
$153
5.3%
$490
$467
$16
$135
3.8%
$316
$318
$0
$107
2.5%
$211
$293
$88
1.6%
$205
$285
$84
1.5%
$201
$256
$73
1.2%
$183
$172
$50
0.8%
$122
2016
2017
2018
2019
2020
1Q21
2Q21
3Q21



OREO
Consumer
Residential
Construction
Commercial
$304
$100
$18
$122
$10
$54
$294
$92
$15
$123
$13
$51
$292
$88
$16
$125
$13
$50
$285
$84
$15
$132
$6
$48
$256
$73
$9
$122
$6
$46
$172
$50
$10
$61
$6
$46
2Q 2020
3Q 2020
4Q 2020
1Q 2021
2Q 2021
3Q 2021

**Total non-performing assets decreased by $83.2 million to $172.4 million as of Q3 2021, or 0.81% of total assets compared to $255.6 million as of Q2 2021**

- The decrease in NPAs was primarily driven by:
  - $61.1 million decrease in nonaccrual residential mortgage loans, driven by the bulk sale of $52.5 million of non-performing loans, as well as the repayment of two large residential mortgage loans totaling $3.9 million
  - $22.8 million decrease in the OREO portfolio balance, attributed to sales of $28.1 million, including a $20.7 million commercial OREO property in the Puerto Rico region
- Inflows to nonaccrual loans held for investment were $16.9 million, a $0.1 million increase compared to inflows of $16.8 million in Q2 2021

**Migration Trend ($ in Millions)**



Total
Residential
Consumer
Comm. & Const.
$11
$7
$3
$1
$18
$8
$5
$33
$13
$11
$9
$32
$17
$11
$4
$17
$8
$6
$3
$17
$9
$6
$2
2Q 2020
3Q 2020
4Q 2020
1Q 2021
2Q 2021
3Q 2021

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THIRD QUARTER HIGHLIGHTS
ACL LEVELS AND CAPITAL POSITION

1 First BanCorp

**Evolution of ACL ($ in Millions) and ACL on Loans to Total Loans (%)**


$155
$0 $0
$155
1.7%
$248
$8 $4
$236
2.6%
$309
$6
$10
$293
3.2%
$337
$7
$11
$319
3.6%
$403
$6
$12
$385
3.4%
$401
$5
$10
$386
3.4%
$373
$4
$10
$359
3.2%
$340
$3
$12
$325
2.9%
$300
$2
$10
$288
2.6%
2019
Day-1 CECL
1Q 20
2Q 20
3Q 20
4Q 20
1Q 21
2Q 21
3Q 21
Off-BS Credit Exposure
Loans
Debt Securities
ACL on Loans/Loans (Excl. PPP)

- The allowance for credit losses (ACL) on loans decreased by $36.6 million during 3Q 2021 to $288 million
- The ratio of the ACL for loans and finance leases to total loans held for investment was 2.59% as of 3Q 2021, compared to 2.85% as of 2Q 2021; excluding PPP loans the ACL to loans was 2.64%

**Capital Ratios**


25.1%
21.9%
21.5%
15.3%
15.2%
20.7%
18.0%
17.7%
11.4%
10.9%
20.4%
17.6%
17.3%
10.5%
9.8%
20.7%
17.9%
17.6%
10.2%
9.9%
2Q 2020
3Q 2020
4Q 2020
1Q 2021
2Q 2021
3Q 2021
Total Risk-Based Capital
Leverage
Tangible Common
Tier-1 Capital
Tier-1 Common

- Total stockholders' equity amounted to $2.2 billion as of Q3 2021, a decrease of $7.0 million from Q2 2021; decrease was driven by: (1) the repurchase of 4.16 million of shares of common stock for a total purchase price of approximately $50 million, (2) common and preferred stock dividends declared in the third quarter totaling $15.2 million, and (3) an $18.7 million decrease in the fair value of available-for-sale investment securities recorded as part of Other comprehensive income (loss) in the consolidated statements of financial condition
  - These variances were partially offset by earnings generated in the third quarter

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Exhibits

   Third Quarter 2021 HighlightsPuerto Rico Government Exposure    ($ in millions)  As of September 30, 2021, the Corporation had $362.6 million of direct exposure to the Puerto Rico Government, its municipalities and public corporations, compared to $388.8 million as of June 30, 202186% of direct government exposure is to municipalities, which are supported by assigned property tax revenuesAs of September 30, 2021, the Corporation had $2.8 billion of public sector deposits in Puerto Rico, compared to $2.9 billion as of June 30, 2021Approximately 19% is from municipalities in Puerto Rico and 81% is from public corporations and the central government and agencies in Puerto Rico

   Third Quarter HighlightsNPL Migration

   Third Quarter HighlightsUse of Non-GAAP Financial Measures    Basis of PresentationUse of Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. Non-GAAP financial measures are used when management believes they will be helpful to an understanding of the Corporation’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation of the non-GAAP financial measure to the comparable GAAP financial measure, can be found in the text or in the attached tables to this earnings release. Any analysis of these non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP. Tangible Common Equity Ratio and Tangible Book Value per Common Share The tangible common equity ratio and tangible book value per common share are non-GAAP financial measures generally used by the financial community to evaluate capital adequacy. Tangible common equity is total equity less preferred equity, goodwill, core deposit intangibles, and other intangibles, such as the purchased credit card relationship intangible and the insurance customer relationship intangible. Tangible assets are total assets less goodwill, core deposit intangibles, and other intangibles, such as the purchased credit card relationship intangible and the insurance customer relationship intangible. Management and many stock analysts use the tangible common equity ratio and tangible book value per common share in conjunction with more traditional bank capital ratios to compare the capital adequacy of banking organizations with significant amounts of goodwill or other intangible assets, typically stemming from the use of the purchase method of accounting for mergers and acquisitions. Accordingly, the Corporation believes that disclosures of these financial measures may be useful also to investors. Neither tangible common equity nor tangible assets, or the related measures should be considered in isolation or as a substitute for stockholders’ equity, total assets, or any other measure calculated in accordance with GAAP. Moreover, the way the Corporation calculates its tangible common equity, tangible assets, and any other related measures may differ from that of other companies reporting measures with similar names.

   Third Quarter HighlightsUse of Non-GAAP Financial Measures    Basis of PresentationUse of Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. Non-GAAP financial measures are used when management believes they will be helpful to an understanding of the Corporation’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation of the non-GAAP financial measure to the comparable GAAP financial measure, can be found in the text or in the attached tables to this earnings release. Any analysis of these non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP. Adjusted Pre-Tax, Pre-Provision IncomeAdjusted pre-tax, pre-provision income is a non-GAAP performance metric that management uses and believes that investors may find useful in analyzing underlying performance trends, particularly in times of economic stress. Adjusted pre-tax, pre-provision income, as defined by management, represents net income (loss) excluding income tax expense (benefit), the provision for loan and lease losses, as well as certain items that management believes are not reflective of core operating performance or that are not expected to reoccur with any regularity or reoccur at uncertain times and amounts. This metric is income before income taxes adjusted to exclude the provision for loan and lease losses, gains or losses on sales of investment securities and impairment, and fair value adjustments on derivatives. In addition, from time to time, earnings are adjusted also for items that management believes are not reflective of core operating performance or that are not expected to reoccur with any regularity or reoccur at uncertain times and amounts.

   Third Quarter HighlightsUse of Non-GAAP Financial Measures    Basis of PresentationUse of Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. Non-GAAP financial measures are used when management believes they will be helpful to an understanding of the Corporation’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation of the non-GAAP financial measure to the comparable GAAP financial measure, can be found in the text or in the attached tables to this earnings release. Any analysis of these non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP. The financial results include the following significant items that management believes are not reflective of core operating performance, are not expected to reoccur with any regularity or may reoccur at uncertain times and in uncertain amounts (the “Special Items”):  Quarter ended September 30, 2021Merger and restructuring costs of $2.3 million ($1.4 million after-tax) in connection with the BSPR acquisition integration process and related restructuring initiatives. Merger and restructuring costs in the third quarter were primarily related to system conversions completed early in the third quarter and other integration related efforts.Costs of $0.6 million ($0.4 million after-tax) related to COVID-19 pandemic response efforts, primarily costs related to additional cleaning, safety materials, and security measures. Quarter ended June 30, 2021Merger and restructuring costs of $11.0 million ($6.9 million after-tax) in connection with the BSPR acquisition integration process and related restructuring initiatives. Merger and restructuring costs in the second quarter included approximately $1.7 million related to the previously announced Employee Voluntary Separation Program (the “VSP”) offered to eligible employees in the Puerto Rico region and approximately $2.1 million related to service contracts cancellation penalties. In addition, merger and restructuring costs in the second quarter of 2021 included expenses related to system conversions and other integration related efforts, as well as accelerated depreciation charges related to planned closures and consolidation of branches in accordance with the Corporation’s integration and restructuring planCosts of $1.1 million ($0.7 million after-tax) related to COVID-19 pandemic response efforts, primarily costs related to additional cleaning, safety materials, and security measures.Quarter ended September 30, 2020Merger and restructuring costs of $10.4 million ($6.5 million after-tax) in connection with the acquisition of Banc Santander and related restructuring initiatives. Merger and restructuring costs in the third quarter of 2020 primarily included consulting, legal, system conversions and other integration related efforts.An $8.0 million tax benefit related to a partial reversal of the deferred tax asset valuation allowance.A $5.3 million aggregate gain on sales of approximately $116.6 million of U.S. agencies MBS and $803.3 million of U.S. Treasury Notes executed in the latter part of September. The gain on tax-exempt securities or realized at the tax-exempt international banking entity subsidiary level had no effect in the income tax expense recorded in the third quarter of 2020.

   Third Quarter HighlightsUse of Non-GAAP Financial Measures    Basis of PresentationUse of Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. Non-GAAP financial measures are used when management believes they will be helpful to an understanding of the Corporation’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation of the non-GAAP financial measure to the comparable GAAP financial measure, can be found in the text or in the attached tables to this earnings release. Any analysis of these non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP. The following table the reported net income to adjusted net income, a non-GAAP financial measure that excludes the Special Items identified on prior pages as well as gains or losses on sales of investment securities and impairments: